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                                  EXHIBIT 99.2

                            STATEMENT UNDER OATH FOR
                           PRINCIPAL FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, Davinder Sethi, certify that:

         The Quarterly Report on Form 10-Q for the quarter ended October 31, 2002 of Entrada Networks, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report on Form 10-Q for the quarter ended October 31, 2002 of Entrada Networks, Inc fairly presents, in all material respects, the financial condition and results of operations of Entrada Networks, Inc.


                                             Subscribed and sworn to
                                             before me this 21 day of November


 /s/ Davinder Sethi                          /s/ Matthew Schorr
------------------------------               -----------------------------------
Name: Davinder Sethi                         Notary Public of New Jersey
Principal Financial Officer                  Commission expires November 7, 2006
Date: November 21, 2002                            Seal



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